UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2025

Longevity Health Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40228	86-1645738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania		15203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 894-8248

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XAGE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	XAGEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K (the “Original Form 8-K”) filed by Longevity Health Holdings, Inc., formerly Carmell Corporation, (the “Company”) with the Securities and Exchange Commission on January 16, 2025, the Company completed its the acquisition of substantially all of the assets and assumption of certain of the liabilities of PMGC Holdings Inc. and Elevai Skincare, Inc., its wholly owned subsidiary, (the “Seller”), related to the Seller’s skincare and haircare business (“Skincare Business”) on January 16, 2025. This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Original Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K that were previously omitted from the Original Form 8-K in reliance on Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K. This Amendment No. 1 does not amend any other item in the Original Form 8-K, and, except as provided herein, all other information and disclosures in the Original Form 8-K remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited interim financial statements of Skincare Business (a business of PMGC Holdings Inc.) as of and for the nine months ended September 30, 2024 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

The audited financial statements of Skincare Business (a business of PMGC Holdings Inc.) as of and for the year ended December 31, 2023, and the related notes and related independent auditor’s report thereon, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

Certain unaudited condensed combined pro forma financial information as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023 are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

23.1	Consent of HTL CPAS & Business Advisors LLC

99.1	Unaudited interim financial statements of Skincare Business (a business of PMGC Holdings Inc.) as of and for the nine months ended September 30, 2024.

99.2

Audited financial statements of Skincare Business (a business of PMGC Holdings Inc.) as of and for the year ended December 31, 2023, and the related notes and the related independent auditor’s report thereon.

99.3	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2023 and the nine months ended September 30, 2024.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Longevity Health Holdings, Inc.

Date:	March 31, 2025	By:	/s/ Bryan J. Cassaday
Bryan J. Cassaday Chief Financial Officer